                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 28, 2003



                               ASSURE ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      333-61714               13-4125563
           ----------                    -----------         -------------------
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)


   2750-140 4th Avenue, S.W., Calgary, Alberta                        T2P 3N3
--------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)



                                 (403) 266-2787
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




--------------------------------------------------------------------------------
     (Former Name, Former Address, and Former Fiscal Year, if Changed Since
                                 Last Report.)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro Forma Financial Information.
(c)      Exhibits:

         2.1 Share Purchase Agreement dated March 6, 2003 by and among Assure Energy, Inc., and Al J. Kroontje, Trevor G. Penford, Karen Brawley-Hogg, Donald J. Brown, Troon Investments, Ltd., and Quarry Oil & Gas, Ltd. (1)

         2.2 Amending Agreement dated March 26, 2003 to March 6, 2003 Share Purchase Agreement. (1)

         2.3 Amending Agreement No. 2 dated April 11, 2003 to March 6, 2003 Share Purchase Agreement. (1)

         (1) Previously filed with Registrant's Form 8K dated July 28, 2003 as filed with the Securities and Exchange Commission on August 11, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASSURE ENERGY, INC.




Dated:  October 10, 2003                      By: /s/ Harvey Lalach
                                                  -----------------------------
                                                  Harvey Lalach, President

ITEM 7(b). PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)



                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                               ASSURE ENERGY, INC.

                                                                                          PAGE
                                                                                          ----
Introduction - June 30, 2003 Pro Forma Financial Statements ............................    5
Condensed Consolidated Balance Sheet (Unaudited) as at June 30, 2003 ...................    6
Condensed Consolidated Statement of Operations (Unaudited) for the six months
  ended June 30, 2003 ..................................................................    7
Condensed Consolidated Statement of Operations (Unaudited) for the year ended
  December 31, 2002 ....................................................................    8
Notes to Condensed Consolidated Financial Statements (Unaudited) as at June 30, 2003 ...    9

                      Assure Energy, Inc. And Subsidiaries
                         Pro Forma Financial Statements
                                  June 30, 2003


The following unaudited pro forma condensed consolidated balance sheet and results of operations relate to the purchase of Quarry Oil & Gas, Ltd by Assure Energy, Inc. The pro forma financial information for both Assure Energy, Inc and Quarry Oil & Gas Ltd is as of and for the six months ended June 30, 2003 and assumes the acquisition had occurred as of January 1, 2003, giving effect to any purchase accounting adjustments. In addition, condensed consolidated results of operations for the year ended December 31, 2002 assuming the acquisition occurred at January 1 2002, giving effect to any purchase accounting adjustments is also included.

Assure acquired a total of 6,750,000 shares of Quarry Oil & Gas Ltd. pursuant to an agreement dated March 6, 2003. These shares together with 169,900 shares previously purchased by Assure represent approximately 48.5% of the outstanding common stock of Quarry. The aggregate purchase price for the 6,750,000 Quarry shares was approximately $6,400,000 which was paid in cash.

The pro forma information is for informational purposes only and may not necessarily reflect the results of operations had Quarry been operated as part of the Company since January 1, 2003.

                      ASSURE ENERGY, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003
                                   (UNAUDITED)


                                                              Assure            Quarry
                                                           Energy, Inc.      Oil & Gas Ltd         Adjustments          Pro Forma
                                                        ----------------- ---------------------  ------------------  ---------------
                         ASSETS
 Total current assets                                       $  9,827,079             $ 942,040     $ (6,434,107)(2)     $ 4,335,012
 Restricted cash                                                  64,267                     -                -              64,267
 Marketable securities - available for sale                      138,108                     -         (138,108)(2)               -
 Investment                                                            -               253,482                              253,482
 Note receivable                                                       -               742,700         (742,700)(1)               -
 Property and equipment, net                                   4,951,951            13,999,083         (274,564)(1)      22,113,948
                                                                                                      3,551,661)(2)
                                                                                                       (114,183)(4)
                                                        ----------------- ---------------------  ---------------     ---------------
                                                            $ 14,981,405          $ 15,937,305     $ (4,152,001)       $ 26,766,709
                                                        ================= =====================  ===============     ===============

          LIABILITIES AND STOCKHOLDERS' EQUITY

 Total current liabilities                                     $ 979,463           $ 8,193,599              $ -         $ 9,173,062
 Deferred income tax payable                                      69,611             2,346,405                -           2,416,016
 Long term debt                                                5,191,139                     -                -           5,191,139
 Obligation for site restoration                                  83,580               133,641                -             217,221
                                                        ----------------- ---------------------  ---------------     ---------------
                                                               6,323,793            10,673,645                -          16,997,438
                                                        ----------------- ---------------------  ---------------     ---------------

 Minority interest                                                     -                     -        2,186,894(3)        2,810,921
                                                                                                        624,027(5)

 Stockholders' Equity
    Preferrd stock;  4,977,250 shares authorized Series A;
      stated value $100, 5% cumulative dividend,
        17,500 shares authorized, issued and outstanding       1,750,000                     -                -           1,750,000
      Series B; stated value $100, 5% cumulative dividend,
        5,250 shares authorized, issued and outstanding          525,000                     -                              525,000
    Common stock:  $0.001 par value, 100,000,000
      shares authorized, 16,433,000 shares issued
      and outstanding                                             16,433             1,374,415       (1,374,415)(2)          16,433
    Additional paid in capital                                 6,635,292                     -                            6,635,292
    Accumulated other comprehensive income                     1,506,744             2,241,260            1,846 (2)       3,749,850

    Retained earnings (deficit)                               (1,775,857)            1,647,985       (1,017,264)(1)      (5,718,225)
                                                                                                     (1,647,985)(2)
                                                                                                     (2,186,894)(3)
                                                                                                       (738,210)
                                                        ----------------- ---------------------  ---------------     ---------------
      Total Stockholders' Equity                               8,657,612             5,263,660       (6,338,895)          6,958,350
                                                        ----------------- ---------------------  ---------------     ---------------
                                                            $ 14,981,405          $ 15,937,305     $ (4,152,001)       $ 26,766,709
                                                        ================= =====================  ===============     ===============


See accompanying notes to consolidated financial statements.

                      ASSURE ENERGY, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)



                                                        Assure                Quarry
                                                     Energy, Inc.         Oil & Gas Ltd        Adjustments               Pro Forma
                                                  -------------------  --------------------  ---------------        ---------------
 Total revenue                                    $        1,958,371   $         4,950,843   $            -         $    6,909,214

 Royalties expense                                           400,996               953,871                -              1,354,867
                                                  -------------------  --------------------  ---------------        ---------------

 Net oil and gas revenue                                   1,557,375             3,996,972                -              5,554,347

 Expenses:
    Production                                               377,010             1,291,675                -              1,668,685
    Depreciation, depletion and site restoration           1,087,124             1,000,684          114,183 (4)          2,201,991
    Interest                                                 393,791               172,436                -                566,227
    General and administrative                               559,667               251,807                                 811,474
    Unrealized gain on commodity trading                           -              (504,658)               -               (504,658)
                                                  -------------------  --------------------  ---------------        ---------------

    Total expenses                                         2,417,592             2,211,944          114,183              4,743,719
                                                  -------------------  --------------------  ---------------        ---------------

 Income (loss)  before provision for income taxes           (860,217)            1,785,028         (114,183)               810,628
    and minority interest

    Provision for income taxes                                54,488               573,325                -                627,813

    Minority interest                                              -                     -          624,027 (5)            565,223
                                                  -------------------  --------------------  ---------------        ---------------

 Net income (loss)                                        $ (914,705)          $ 1,211,703       $ (733,210)            $ (441,212)
                                                  ===================  ====================  ===============        ===============

 Basic and diluted net loss per common share                                                                               $ (0.03)
                                                                                                                    ===============

 Basic weighted average shares outstanding                                                                              16,096,983
                                                                                                                    ===============

See accompanying notes to consolidated financial statements.

                      ASSURE ENERGY, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                         Year Ended            Year Ended
                                                      December 31, 2002     September 30, 2002
                                                           Assure                Quarry
                                                        Energy, Inc.          Oil & Gas Ltd         Adjustments         Pro Forma
                                                     -----------------   ---------------------  ------------------  ---------------
 Total revenue                                            $ 1,136,896             $ 4,260,020               $ -        $ 5,396,916

 Royalties expense                                            174,693                 617,871                 -            792,564
                                                     -----------------   ---------------------  ----------------    ---------------
 Net oil and gas revenue                                      962,203               3,642,149                 -          4,604,352

 Expenses:
    Production                                                299,622               1,466,071                 -          1,765,693
    Depreciation, depletion and site restoration              724,247                 642,002           228,367(1)       1,594,616
    Interest                                                   24,178                 182,532                 -            206,710
    General and administrative                                677,932                 319,664                              997,596
    Unrealized loss on commodity trading                            -                 329,218                 -            329,218
                                                     -----------------   ---------------------  ----------------    ---------------

    Total expenses                                          1,725,979               2,939,487           228,367          4,893,833
                                                     -----------------   ---------------------  ----------------    ---------------

 Income (loss)  before provision for income taxes            (763,776)                702,662          (228,367)          (289,481)
    and minority interest

    Provision for income taxes                                 28,386                 232,627                 -            261,013

    Minority interest                                               -                       -           124,459(2)         124,459
                                                     -----------------   ---------------------  ----------------    ---------------

 Net income (loss)                                         $ (792,162)              $ 470,035        $ (352,826)        $ (674,953)
                                                     =================   =====================  ================    ===============

 Basic and diluted net loss per common share                                                                               $ (0.02)
                                                                                                                    ===============

 Basic weighted average shares outstanding                                                                              27,924,740
                                                                                                                    ===============


See accompanying notes to consolidated financial statements.

                      Assure Energy, Inc. And Subsidiaries
         Notes To Pro Forma Condensed Consolidated Financial Statements
                                  June 30, 2003
                                   (Unaudited)

Note 1 - The pro forma adjustments to the condensed consolidated balance sheet and results of operations as of and for the six months ended June 30, 2003, are as follows:

         (1) To record spin off of selected Quarry Assets as a dividend prior to the acquisition.

         (2)      To record purchase of Quarry.

         (3)      To record initial minority interest at June 30, 2003.

         (4)      To record additional depletion based upon the purchase price.

         (5)      To record minority interest.

Note 2 - The pro forma adjustments to the condensed consolidated results of operations for the year ended December 31, 2002, are as follows

         (1)      To record additional depletion based upon purchase price.

         (2) To record minority interest for the year ended December 31, 2002.